Condensed Statements Of Operations - USD ($)	12 Months Ended
	Sep. 30, 2016		Sep. 30, 2015		Sep. 30, 2014
Revenues:
Oil, NGL and natural gas sales	$ 31,411,353		$ 54,533,914		$ 82,846,528
Lease bonuses and rentals	7,735,785		2,010,395		423,328
Gains (losses) on derivative contracts	(86,355)		13,822,506		247,414
Income from partnerships	2,400		515,278		893,954
Total revenues	39,063,183		70,882,093		84,411,224
Costs and expenses:
Lease operating expenses	13,590,089		17,472,408		13,912,792
Production taxes	1,071,632		1,702,302		2,694,118
Exploration costs	31,589		48,404		86,017
Depreciation, depletion and amortization	24,487,565		23,821,139		21,896,902
Provision for impairment	12,001,271	[1]	5,009,191	[1]	1,096,076
Loss (gain) on asset sales and other	(2,624,642)		(398,994)		8,378
Interest expense	1,344,619		1,550,483		462,296
General and administrative	7,139,728		7,339,320		7,433,183
Bad debt expense (recovery)	19,216		180,499
Total costs and expenses	57,061,067		56,724,752		47,589,762
Income (loss) before provision (benefit) for income taxes	(17,997,884)		14,157,341		36,821,462
Provision (benefit) for income taxes	(7,711,000)		4,836,000		11,820,000
Net income (loss)	$ (10,286,884)		$ 9,321,341		$ 25,001,462
Basic and diluted earnings (loss) per common share	$ (0.61)		$ 0.56		$ 1.49

[1]	At the end of each quarter, the Company assessed the carrying value of its producing properties for impairment. This assessment utilized estimates of future cash flows. Significant judgments and assumptions in these assessments include estimates of future oil, NGL and natural gas prices using a forward NYMEX curve adjusted for projected inflation, locational basis differentials, drilling plans, expected capital costs and an applicable discount rate commensurate with risk of the underlying cash flow estimates. These assessments identified certain properties with carrying value in excess of their calculated fair values.